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USAA S&P 500 INDEX FUND
MEMBER SHARES AND REWARD SHARES
SUPPLEMENT DATED OCTOBER 11, 2011
TO THE FUND’S PROSPECTUS
DATED MAY 1, 2011

The following information replaces the current disclosure with respect to the PURCHASE AND SALE OF FUND SHARES on page 7 of the Fund’s prospectus.

Reward Shares: The minimum initial purchase is $100,000 for new investors; or Fund shares held through any USAA managed account and/or other affiliated product. The minimum subsequent investment is $50.

The following information replaces the current disclosure with respect to the Minimum Initial Purchase for Reward Shares on page 18 of the Fund’s prospectus.

REWARD SHARES – MINIMUM INITIAL PURCHASE

$100,000 minimum for new investors; or

Fund shares held through any USAA managed account and/or other affiliated product. (See How to Convert Shares). Until we verify that you are indeed eligible for Reward Shares, you will hold Member Shares, which will be converted to Reward Shares upon verification.

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